EXHIBIT 10.1

AMENDMENT NO. 1

to that certain

SECOND AMENDED AND RESTATED REVOLVING CREDIT AGREEMENT

This AMENDMENT NO. 1 (this “Amendment”), dated as of February 26, 2008, is by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAI Barbados” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors listed on the signature pages hereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement referred to below (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and UNION BANK OF CALIFORNIA, N.A., as co-agent for itself and the other Lenders (in such capacity, the “Co-Agent” and together with the Administrative Agent, the “Agents”). Capitalized terms used herein without definition shall have the respective meanings provided therefor in the Credit Agreement referred to below.

WHEREAS, the Borrowers, the Lenders and the Agents are parties to that certain Second Amended and Restated Revolving Credit Agreement, dated as of September 25, 2007 (as amended by this Amendment and as may be further amended, restated, amended and restated, supplemented and otherwise in effect from time to time, the “Credit Agreement”), pursuant to which the Lenders, upon certain terms and conditions, have agreed to make loans and otherwise extend credit to the Borrowers;

WHEREAS, the Borrowers have requested an increase in the Total Commitment under the Credit Agreement from $200,000,000 to $265,000,000 (such increase hereinafter referred to as the “Revolving Credit Increase”), and (i) certain existing Lenders under the Credit Agreement, have agreed to increase its Commitment under the Credit Agreement and (ii) certain new financial institutions (the “Acceding Lenders”) have agreed to join the Credit Agreement as Lenders, in each case, to provide such Lender’s or such Acceding Lender’s share of the Revolving Credit Increase;

WHEREAS, CAI has advised the Administrative Agent and the Lenders that it intends to make an Investment in CAI Barbados which is permitted by §9.3(e) of the Credit Agreement in the form of a contribution of all of the Capital Stock held by CAI in each of the Subsidiaries set forth on Schedule 1 hereto (such Subsidiaries (other than CAIJ (as defined on Schedule 1 hereto)) hereinafter referred to as the “CAI Foreign Subsidiaries”) to CAI Barbados, such that, after giving effect to such contribution, CAI will have two direct subsidiaries (i.e., CAI Barbados and Sky Container Trading, Inc.) and all of the other Subsidiaries will be indirect subsidiaries of CAI and direct Subsidiaries of CAI Barbados (the transactions described in clauses (i) and (ii) above are collectively referred to herein as the “Corporate Reorganization”);

WHEREAS, in connection with the Corporate Reorganization, CAI has requested that the Administrative Agent release its security interests in and pledge of 66% of the Capital Stock of each of the CAI Foreign Subsidiaries held by the Administrative Agent for the benefit of the Secured Parties as collateral security for all of the Obligations and, contemporaneously with such release, CAI Barbados, as the new owner of the equity interests in each of CAI Foreign Subsidiaries, intends to provide a security interest in and pledge of 100% of the Capital Stock of each of the CAI Foreign Subsidiaries to the Administrative Agent for the benefit of the Secured Parties as collateral security for the Obligations of CAI Barbados;

WHEREAS, in connection with the Corporate Reorganization, each of the CAI Foreign Subsidiaries shall provide a guaranty of the Obligations of CAI Barbados to the Administrative Agent for the benefit of the Secured Parties; and

WHEREAS, subject to the terms and conditions set forth herein, the Administrative Agent and the Lenders party hereto have agreed to (i) approve the Revolving Credit Increase and (ii) amend the Credit Agreement, in each case, as hereinafter provided.

NOW THEREFORE, the parties hereto hereby agree as follows:

§1.        Amendments to Credit Agreement Relating to the Revolving Credit Increase.   Subject to the satisfaction of the conditions precedent set forth in §6 below:

(a)        The Credit Agreement is hereby amended by deleting the last sentence of the definition of “Total Commitment” in Section 1.1 of the Credit Agreement and substituting the following new sentence in lieu thereof: “The Total Commitment on the First Amendment Effective Date is $265,000,000.”

(b)        The Credit Agreement is hereby amended by deleting the definition of “Guaranty” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Guaranty.     Collectively, (i) the Third Amended and Restated Guaranty, dated as of November 15, 2007, made by Sky Container Trading, Inc., as guarantor, in favor of the Administrative Agent for the benefit of the Secured Parties pursuant to which such Guarantor guarantees to the Administrative Agent the payment and performance of all of the Obligations, together with each other joinder and accession or guaranty delivered pursuant to §8.16 or any other Loan Document (collectively, the “Domestic Guaranties”), (ii) the Guaranty made by (x) CAI under Article XVII and (y) any guaranty from time to time delivered in connection with this Agreement or any other Loan Document, pursuant to which CAI or such other guarantor guarantees to the Secured Parties (or the Administrative Agent for the benefit of the Secured Parties) the payment and performance of the Obligations of CAI Barbados (collectively, the “CAI Barbados Guaranties”), and (iii) any other guaranty from time to time delivered in connection with this Agreement or any other Loan Document, in each case, as the same may be amended, restated or otherwise supplemented from time to time.

(c)        The Credit Agreement is hereby amended by adding the following new definitions in Section 1.1 of the Credit Agreement in the appropriate alphabetical order:

First Amendment Effective Date. February 26, 2008.

(d)        The Credit Agreement is hereby amended by deleting the existing Schedule 1 to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 1 to the Credit Agreement that is attached hereto as Annex A.

§2.        Amendments to Credit Agreement Relating to the Corporate Reorganization.   Subject to the satisfaction of the conditions precedent set forth in §§6 and 7 below:

(a)        The Credit Agreement is hereby amended by deleting the definition of “Guarantors” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Guarantors.     Collectively, each of (a) CAI with respect to its Guaranty under Article XVII, (b) Sky Container Trading, Inc., a California corporation, (c) each direct or indirect Domestic Subsidiary of CAI which is required to become a Guarantor pursuant to §8.16 hereof, (d) with respect to the Obligations of CAI Barbados, Container Applications International (U.K.) Limited, Container Applications International, Ltd., Container Applications (Malaysia) SDN BDH, Sky Container Trading Limited and Sky Domestic Container Leasing Limited and (e) each Foreign Subsidiary of CAI Barbados which becomes a Guarantor pursuant to §8.19 hereof. Each Guarantor shall be a party to a Guaranty.

(b)        The Credit Agreement is hereby amended by deleting the definition of “Security Documents” in Section 1.1 of the Credit Agreement and substituting the following new definition in lieu thereof:

Security Documents.     The Security Agreement, the Stock Pledge Agreement, the Use and Access Agreement, the Barbados Security Documents, all Account Control Agreements and all other agreements, instruments, filings, records, registrations and documents, including without

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limitation, Uniform Commercial Code financing statements (or the equivalent thereof in any applicable foreign jurisdiction) and the Perfection Certificates, (a) required to be executed or delivered pursuant to any Loan Document or §§8.13, 8.15, 8.16, 8.17 or 8.19 or (b) that creates or purports to create a Lien in favor of the Administrative Agent for the benefit of the Secured Parties.

(c)        The Credit Agreement is hereby amended by deleting the existing §§6.1 and 6.2 of the Credit Agreement in their entirety and substituting in lieu thereof the new §§6.1 and 6.2 set forth below:

6.1        Security of Borrowers and Guarantors.     All of the Obligations shall be secured by a perfected first priority security interest (subject only to Permitted Liens that are entitled to priority under applicable law) in all of the assets constituting Collateral (which shall include, without limitation, all Eligible Containers, Eligible Chassis, Direct Finance Lease Receivables, and all products and proceeds thereof) of CAI and the Guarantors who are Domestic Subsidiaries, whether now owned or hereafter acquired, and a pledge of 100% of the Capital Stock of each of CAI’s Subsidiaries (or, in the case of a Foreign Subsidiary that is a “controlled foreign corporation” under Section 957 of the Code, 66% of the Capital Stock of each such first-tier Foreign Subsidiary), in each case pursuant to the terms of, and as provided in, the Security Documents to which CAI or such Guarantor is a party. In addition to the collateral security described in the immediately preceding sentence, the Obligations of CAI Barbados shall be further secured by a perfected first priority security interest (subject only to Permitted Liens that are entitled to priority under applicable law) in all of the assets constituting Collateral (which shall include, without limitation, all Eligible Containers, Eligible Chassis, Direct Finance Lease Receivables, and all products and proceeds thereof) of CAI Barbados, whether now owned or hereafter acquired, and a pledge of 100% of the Capital Stock of each of CAI Barbados’ Subsidiaries (or, in the event that a pledge of the Capital Stock of such Subsidiary may cause material adverse tax consequences, such lesser percentage of the Capital Stock of each such Subsidiary as may be agreed to by CAI and the Administrative Agent), in each case pursuant to the terms of, and as provided in, the Security Documents to which CAI Barbados is a party. In addition to the collateral security described in the immediately preceding two (2) sentences, to the extent the Borrowers make a request (and the Administrative Agent agrees) to include assets of any Foreign Subsidiary in the Borrowing Base, and as otherwise provided in §8.20 with respect to accounts, the Obligations of CAI Barbados shall be further secured by a perfected first priority security interest (subject only to Permitted Liens that are entitled to priority under applicable law) in all of the assets constituting Collateral of each Foreign Subsidiary of CAI Barbados, whether now owned or hereafter acquired, in each case pursuant to the terms of, and as provided in, the Security Documents to which such Foreign Subsidiary is a party; provided, however, that, notwithstanding anything to the contrary contained herein, no assets of any Foreign Subsidiary (other than CAI Barbados) shall be included in the Borrowing Base unless requested by the Borrowers and approved by the Administrative Agent. Notwithstanding anything to the contrary in this §6.1, a direct or indirect non-Guarantor Foreign Subsidiary of CAI which is formed as a special purpose entity in connection with a secured financing transaction which is without recourse to CAI or any of its other Subsidiaries or any of their assets shall not be subject to the Capital Stock pledge requirements or collateral security requirements of this §6.1.

6.2        Guaranties by CAI and Subsidiaries.     All of the Obligations shall be guaranteed by the Guarantors who are Domestic Subsidiaries pursuant to the terms of the Domestic Guaranty. The Obligations of CAI Barbados shall be guaranteed by CAI pursuant to the terms of the Guaranty contained in §17. The Obligations of CAI Barbados shall be further guaranteed to the extent provided in §8.19 by each Foreign Subsidiary of CAI Barbados in accordance with the terms of the CAI Barbados Guaranty to which such Person is a party. Notwithstanding anything to the contrary in this §6.2, a direct or indirect Foreign Subsidiary of CAI which is formed as a special purpose entity in connection with a secured financing transaction which is without recourse to CAI or any of its other Subsidiaries or any of their assets shall not be subject to the guaranty requirements of this §6.2.

(d)        The Credit Agreement is hereby amended by deleting the existing Schedule 7.19(a) to the Credit Agreement in its entirety and substituting in lieu thereof the new Schedule 7.19(a) to the Credit Agreement that is attached hereto as Annex B.

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(e)        The Credit Agreement is hereby amended by deleting the heading of §8.16 of the Credit Agreement in its entirety and substituting in lieu thereof the following new heading to such §8.16 as set forth below:

8.16        New Domestic Subsidiary Guarantors; Collateral Security of New Domestic Subsidiary Guarantors.

(f)        The Credit Agreement is hereby amended by deleting the existing §8.17 of the Credit Agreement in its entirety and substituting in lieu thereof the new §8.17 set forth below:

8.17        Local Law Pledge of Capital Stock of Foreign Subsidiaries.     If, at any time, (a) any Foreign Subsidiary owns assets with an aggregate book value in excess of $5,000,000 or (b) the aggregate book value of the assets held by all of the Foreign Subsidiaries whose Capital Stock has not been pledged in favor of the Administrative Agent pursuant to instruments, agreements and documents governed by the applicable local laws of each such Foreign Subsidiary’s jurisdiction of organization exceeds ten percent (10%) of the aggregate book value of the consolidated total assets of CAI and its Subsidiaries, CAI shall promptly notify the Administrative Agent thereof and, upon the request of the Administrative Agent, (i) in the case of clause (a), CAI and/or its relevant Subsidiaries and such Foreign Subsidiary and (ii) in the case of clause (b), CAI and/or its relevant Subsidiaries and such relevant Foreign Subsidiaries required so that the aggregate book value of the assets held by all of the Foreign Subsidiaries whose Capital Stock has not been pledged in favor of the Administrative Agent pursuant to instruments, agreements and documents governed by the applicable local laws of each such Foreign Subsidiary’s jurisdiction of organization no longer exceeds ten percent (10%) of the aggregate book value of the consolidated total assets of CAI and its Subsidiaries, in each case, shall become a party to any instruments, agreements and documents and provide such other documentation as the Administrative Agent shall deem necessary or desirable in order to provide a perfected first priority security interest under the applicable local laws of the jurisdiction of organization of each such Foreign Subsidiary to the Administrative Agent, for the benefit of the Administrative Agent and the Lenders, on (x) in the case of pledges of Capital Stock of Foreign Subsidiaries that secure all of the Obligations, 66% of the Capital Stock of such Foreign Subsidiary and (y) in the case of pledges of Capital Stock of Foreign Subsidiaries that secure only the Obligations of CAI Barbados, 100% of the Capital Stock of such Foreign Subsidiary, including, without limitation, pledge agreements governed by the applicable local law of such Foreign Subsidiary’s jurisdiction of organization, any public filings or filings on the books, register and/or records of any Person to be made in connection therewith, favorable opinions of counsel (including local counsel) to such Foreign Subsidiary (which shall cover, among other things, the legality, validity, binding effect, enforceability, security and perfection of, inter alia, the all such documents) and other documentation of the type required to be supplied by the Borrowers as a condition precedent to the initial Revolving Credit Loans made hereunder pursuant to §11 hereof, all in form, content and scope reasonably satisfactory to the Administrative Agent. Notwithstanding anything to the contrary in this §8.17, a non-Guarantor Foreign Subsidiary of CAI which is formed as a special purpose entity in connection with a securitization financing transaction which is without recourse to CAI or any of its other Subsidiaries or any of their assets shall not be subject to the Capital Stock pledge requirements of this §8.17.

(g)        The Credit Agreement is hereby amended by (i) renumbering existing §8.19 as §8.21 and (ii) adding the following new §§8.19 and 8.20 to the Credit Agreement set forth below:

8.19        Foreign Subsidiary Guarantors.     Subject to any relevant restrictions or limitations imposed by applicable law, the Borrowers shall cause each Foreign Subsidiary of CAI Barbados to execute and deliver to the Administrative Agent a Guaranty, in form, substance and governed by applicable law satisfactory to the Administrative Agent, pursuant to which such Foreign Subsidiary shall become a Guarantor for the purposes of guaranteeing the Obligations of CAI Barbados. Further, each Borrower and each such Foreign Subsidiary shall execute and deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in furtherance of the intent of this §8.19, including, without limitation, an updated Schedule 7.19(a), if applicable, documentation with respect to such Foreign Subsidiary of the type required to be supplied by the Borrowers and initial Guarantors as a condition precedent to the initial Revolving Credit Loans made hereunder pursuant to §11 hereof and, to the extent such Foreign Subsidiary’s Capital Stock is pledged pursuant to §8.17, or collateral security is

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granted pursuant to §8.20, favorable opinions of counsel (including local counsel) to such Foreign Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the relevant documentation and creation and perfection of liens) and documentation of the type required or reasonably requested to maintain compliance with §§6.1 and 6.2.

8.20        Collateral Security of Foreign Subsidiary Guarantors.     In the event that (a) any proceeds of Collateral of any Borrower (or of a Guarantor if such assets are included in the Borrowing Base) are paid or otherwise deposited into an account (whether deposit, investment or other similar account) of a Foreign Subsidiary or (b) the Borrowers request that any assets of a Foreign Subsidiary be included in the Borrowing Base (but only if and to the extent that the inclusion of such assets in the Borrowing Base is acceptable to the Administrative Agent and the Administrative Agent determines that a security interest having priority and effect similar to a security interest granted in the United States would be obtainable), then, the Borrowers shall cause each relevant Foreign Subsidiary (including any Foreign Subsidiary who is a Guarantor) to execute and deliver to the Administrative Agent any applicable Security Documents for the purpose of securing the Obligations of CAI Barbados, in form, substance and governed by applicable law satisfactory to the Administrative Agent, in order to provide a first priority perfected security interest in the Collateral of such Foreign Subsidiary to the Administrative Agent on behalf of the Secured Parties. Further, each Borrower and each such Foreign Subsidiary shall execute and deliver to the Administrative Agent such other documentation as the Administrative Agent may reasonably request in furtherance of the intent of this §8.20, including, without limitation, documentation with respect to such Foreign Subsidiary of the type required to be supplied by the Borrowers and initial Guarantors as a condition precedent to the initial Revolving Credit Loans made hereunder pursuant to §11 hereof and, to the extent such Foreign Subsidiary’s Capital Stock is pledged pursuant to §8.17, or collateral security is granted pursuant to this §8.20, favorable opinions of counsel (including local counsel) to such Foreign Subsidiary (which shall cover, among other things, the legality, validity, binding effect and enforceability of the relevant documentation and creation and perfection of liens) and documentation of the type required or reasonably requested to maintain compliance with §§6.1 and 6.2.

§3.        Increase in Total Commitment.   Effective as of the First Amendment Effective Date (as defined below), (i) the Total Commitment is hereby increased from $200,000,000 to $265,000,000, and (ii) each Lender shall make such dispositions and arrangements with each other Lender with respect to the then outstanding Revolving Credit Loans, participations in Swingline Loans and Reimbursement Obligations (the “Adjustment”) as shall result in the amount of Revolving Credit Loans, participations in Swingline Loans and Reimbursement Obligations owed to each Lender being equal to the product of such Lender’s Commitment Percentage (after giving effect to this Amendment) multiplied by the aggregate Revolving Credit Loans, participations in Swingline Loans and Reimbursement Obligations outstanding on the First Amendment Effective Date (the “Adjusted Amount”). Each of the Borrowers and the Guarantors hereby agrees that each Lender’s Adjusted Amount shall be Revolving Credit Loans, participations in Swingline Loans and Reimbursement Obligations, as the case may be, owed by the applicable Borrowers to such Lender as if such Lender had initially made Revolving Credit Loans, participations in Swingline Loans and extensions of credit relating to Reimbursement Obligations under the Credit Agreement to the Borrowers in the amount of the Adjusted Amount. Subject to §5.11 of the Credit Agreement, the Borrowers also hereby agree to pay all amounts referred to in §5.9 of the Credit Agreement pursuant to the terms of such §5.9 arising in connection with the Adjustment. Upon the occurrence of the Adjustment, the Administrative Agent shall appropriately adjust its records to reflect each Lender’s Adjusted Amount. The Lenders shall make any appropriate adjustments in payments received in respect of the Obligations which are allocable to periods prior to the First Amendment Effective Date directly among themselves as shall be necessary to effect the proper allocation of such payments among the Lenders, reflecting their respective portions of the applicable Obligations held by them from time to time. For the avoidance of doubt, after giving effect to the increase in the Total Commitment referred to in this §3, the Borrowers may request a further increase in the Total Commitment pursuant to, and in accordance with, §2.11 of the Credit Agreement.

§4.        Representations and Warranties.   As of each of the First Amendment Effective Date and the Corporate Reorganization Effective Date, each of the Borrower and the Guarantors, as the case may be, represents and warrants to the Lenders and the Agents as follows:

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(a)        Representations and Warranties in Credit Agreement. The representations and warranties of the Borrowers contained in the Credit Agreement were true and correct in all material respects when made, and continue to be true and correct on the date hereof.

(b)        Authority, Etc. The execution and delivery by each of the Borrowers and the Guarantors of this Amendment and the performance by each of the Borrowers and the Guarantors of all of its respective agreements and obligations of this Amendment and the other documents delivered in connection therewith (collectively, the “Amendment Documents”), the Credit Agreement as amended hereby and the other Loan Documents (i) are within the corporate or company authority of such Borrower or such Guarantor, (ii) have been duly authorized by all necessary corporate or company proceedings by such Borrower and such Guarantor, (iii) do not conflict with or result in any breach or contravention of any provision of law, statute, rule or regulation to which such Borrower or such Guarantor is subject or any judgment, order, writ, injunction, license or permit applicable to such Borrower or such Guarantor, (iv) do not conflict with any provision of the Governing Documents of, or any agreement or other instrument binding upon, such Borrower or such Guarantor, and (v) do not require the approval or consent of, or filing with, any Person other than those already obtained.

(c)        Enforceability of Obligations. The Amendment Documents, the Credit Agreement as amended hereby, and the other Loan Documents constitute the legal, valid and binding obligations of such Borrower or such Guarantor, enforceable against such Borrower or such Guarantor in accordance with their respective terms.

(d)        No Default. Immediately after giving effect to this Amendment, no Default or Event of Default exists under the Credit Agreement or any other Loan Document.

§5.        Affirmation of Borrowers and Guarantors.

(a)        Each Borrower hereby affirms its absolute and unconditional promise to pay to each Lender and the Agents the Revolving Credit Loan, the Swing Line Loans, the Reimbursement Obligations and all other amounts due under the Revolving Credit Notes, the Letters of Credit, the Credit Agreement as amended hereby and the other Loan Documents, at the times and in the amounts provided for therein. Each Borrower confirms and agrees that (i) the obligations of such Borrower to the Lenders and the Agents under the Credit Agreement as amended hereby are secured by and entitled to the benefits of the Security Documents and (ii) all references to the term “Credit Agreement” in the Security Documents and the other Loan Documents shall hereafter refer to the Credit Agreement as amended hereby.

(b)        Sky Container Trading, Inc. hereby acknowledges that it has read and is aware of the provisions of this Amendment. Sky Container Trading, Inc. hereby reaffirms its absolute and unconditional guaranty of the Borrowers’ payment and performance of its obligations to the Lenders and the Agents under the Credit Agreement as amended hereby. Sky Container Trading, Inc. hereby confirms and agrees that all references to the term “Credit Agreement” in that certain Third Amended and Restated Guaranty, dated as of November 15, 2007, made by Sky Container Trading, Inc. in favor of the Administrative Agent for the benefit of the Administrative Agent and the Lenders, shall hereafter refer to the Credit Agreement as amended hereby.

§6.        Conditions to Effectiveness to Amendments in §1.   The amendments provided for in §1 above shall take effect as of the date of this Amendment (the “First Amendment Effective Date”) upon the satisfaction of the following conditions precedent:

(a)        the Administrative Agent shall have received a counterpart signature page to this Amendment, duly executed and delivered by each of the Borrowers, the Guarantors, the Required Lenders, each Lender increasing its Commitment, each Acceding Lender and the Administrative Agent, and this Amendment shall be in full force and effect;

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(b)        the Administrative Agent shall have received an Instrument of Accession substantially in the form of Annex C attached hereto duly executed by each of the Acceding Lenders, the Borrowers and the Administrative Agent;

(c)        the Administrative Agent shall have received an updated Schedule 1 to the Credit Agreement (attached hereto as Annex A);

(d)        the Administrative Agent shall have received, if requested by the relevant Lender or Acceding Lender, as the case may be, (i) a new Revolving Credit Note payable to each of the Lenders increasing its Commitment, and (ii) a new Revolving Credit Note payable to the order of each Acceding Lender, in each case, duly executed by each of the Borrowers;

(e)        the Administrative Agent shall have received a certificate of the authorized officer of each Borrower and each Guarantor dated the First Amendment Effective Date certifying as to (i) no amendments, modifications or supplements to the Governing Documents of any Borrower or Guarantor since the Closing Date and that such Governing Documents are in full force and effect or attaching certified copies of any amendments, modifications or supplements thereto, (ii) all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of this Amendment and the other Amendment Documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each of the Borrowers and the Guarantors authorized to sign this Amendment and the other Amendment Documents on behalf of such Person;

(f)        the Administrative Agent shall have received a favorable legal opinion addressed to the Lenders and the Administrative Agent, dated as of the First Amendment Effective Date, in form and substance satisfactory to the Lenders and the Administrative Agent, from (a) Perkins Coie LLP, counsel to the Borrowers and their Subsidiaries, (b) Chancery Chambers, special Barbados counsel to CAI Barbados and (c) any other relevant local counsel to the Borrowers and their Subsidiaries;

(g)        a Borrowing Base Report, dated as of the date hereof, executed by the Borrowers;

(h)        the Borrowers shall have paid to the Lenders or the Administrative Agent, as appropriate, any and all fees due on or prior to the First Amendment Effective Date, together with the reasonable fees, expenses and disbursements of the Administrative Agent’s Special Counsel with respect to which the Borrowers have received invoices on or prior to the First Amendment Effective Date.

§7.        Conditions to Effectiveness to Amendments in §2.   The amendments provided for in §2 above shall take effect as of the date (the “Corporate Reorganization Effective Date”) on which all of the conditions contained in §6 above and each of the following conditions precedent are satisfied:

(a)        the Administrative Agent shall have received a pledge agreement in respect of 100% of the Capital Stock of each of the Foreign Subsidiaries of CAI Barbados;

(b)        the Administrative Agent shall have received a guaranty agreement from each of the Foreign Subsidiaries of CAI Barbados who are to become Guarantors;

(c)        the Administrative Agent shall have received any necessary amendments and/or revisions to the Barbados Security Agreements which are required pursuant to the transactions contemplated by the Corporate Reorganization;

(d)        the Administrative Agent shall have received a certificate of the authorized officer of each Borrower certifying as to all corporate or other organizational actions taken by each of the Borrowers and Guarantors authorizing the execution, delivery, and performance of the Corporate Reorganization and the related transactions and attaching copies of the board minutes and/or resolutions relating to such authorization;

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(e)        the Administrative Agent shall have received a certificate of the authorized officer of each of the CAI Foreign Subsidiaries certifying as to (i) the Governing Documents of such Person (and a certificate from an appropriate individual of the jurisdiction of organization of such Person certifying the formation documents of such Person as of a recent date before the Corporate Reorganization Effective Date) and that such Governing Documents are in full force and effect, (ii) all corporate or other organizational actions taken by such Person authorizing the execution, delivery, and performance its Guaranty and the related documents and attaching copies of the board minutes and/or resolutions relating to such authorization and (iii) the names, titles, incumbency, and specimen signatures of the authorized officers of each such Person authorized to sign the relevant Guaranty and related documents on behalf of such Person;

(f)        the Administrative Agent shall have received such other documentation as may be required in connection with the Corporate Reorganization and the related transaction (including documentation of the type described in §8.19 of the Credit Agreement);

(g)        The Borrowers shall have taken, executed and/or delivered or cause to be taken, executed and/or delivered to the Administrative Agent each of the remaining outstanding actions or documents under the Post-Closing Agreement.

§8.        Satisfaction of Conditions.   Without limiting the generality of the foregoing §§6 and 7, for purposes of determining compliance with the conditions specified in §§6 and/or 7, each Lender that has signed this Amendment shall be deemed to have consented to, approved or accepted, or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed First Amendment Effective Date or Corporate Reorganization Effective Date, as the case may be, specifying its objection thereto.

§9.        Miscellaneous Provisions.   This Amendment shall constitute one of the Loan Documents referred to in the Credit Agreement. Except as otherwise expressly provided by this Amendment, all of the terms, conditions and provisions of the Credit Agreement shall remain the same. It is declared and agreed by each of the parties hereto that the Credit Agreement, as amended hereby, shall continue in full force and effect, and that this Amendment and the Credit Agreement shall be read and construed as one instrument. Nothing contained in this Amendment shall be construed to imply a willingness on the part of the Lenders or the Agents to grant any similar or other future amendment of any of the terms and conditions of the Credit Agreement or the other Loan Documents or shall in any way prejudice, impair or effect any rights or remedies of the Lenders and the Agents under the Credit Agreement or the other Loan Documents. THIS AMENDMENT SHALL BE CONSTRUED ACCORDING TO AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK AND SHALL FOR ALL PURPOSES BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF SAID STATE (EXCLUDING THE LAWS APPLICABLE TO CONFLICTS OR CHOICE OF LAW (OTHER THAN THE NEW YORK GENERAL OBLIGATIONS LAW §5-1401)). This Amendment may be executed in any number of counterparts, but all such counterparts shall together constitute but one instrument. Delivery of an executed signature page of this Amendment by facsimile or electronic transmission shall be effective as delivery of a manually executed counterpart thereof. In making proof of this Amendment it shall not be necessary to produce or account for more than one counterpart signed by each party hereto by and against which enforcement hereof is sought. Headings or captions used in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrowers hereby agree to pay to the Administrative Agent on demand all reasonable costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment (including reasonable legal fees and disbursements of the Administrative Agent’s Special Counsel).

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IN WITNESS WHEREOF, the parties hereto have executed this Amendment as an agreement as of the date first written above.

CAI INTERNATIONAL, INC.

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer & Secretary

CONTAINER APPLICATIONS LIMITED

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer & Secretary

Signature Page to Amendment No. 1

Guarantors:

SKY CONTAINER TRADING, INC.

By:	/s/ Victor Garcia
	Name:	Victor Garcia
	Title:	Chief Financial Officer & Secretary

Signature Page to Amendment No. 1

Lenders and Administrative Agent:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew C. Correia
	Name:	Matthew C. Correia
	Title:	Vice President

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer

By:	/s/ Judith A. Huckins
	Name:	Judith A. Huckins
	Title:	Vice President

Signature Page to Amendment No. 1

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF CALIFORNIA	)
) ss.
COUNTY OF SAN FRANCISCO	)

On this 22nd day of February, 2008, before me, the undersigned notary public, personally appeared Victor Garcia, proved to me through satisfactory evidence of identification, which were             Driver’s license            , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that he signed it voluntarily for its stated purpose (as Chief Financial Officer and Secretary for each of CAI International, Inc., a Delaware corporation, Container Applications Limited, a corporation organized under the laws of Barbados, and Sky Container Trading, Inc., a California corporation).

/s/ SUSAN EILENE DANIELS
(official signature and seal of notary) My commission expires: 12-27-09

Acknowledgment to Amendment No. 1

CERTIFICATE OF ACKNOWLEDGMENT

COMMONWEALTH OR STATE OF MASSACHUSETTS	)

) ss.
COUNTY OF SUFFOLK	)

On this 21st day of February, 2008, before me, the undersigned notary public, personally appeared Matthew C. Correia, proved to me through satisfactory evidence of identification, which were Driver’s license    , to be the person whose name is signed on the preceding or attached document, and acknowledged to me that s/he signed it voluntarily for its stated purpose (as Vice President of Bank of America, N.A., a national banking association).

/s/ KALENS HEROLD
(official signature and seal of notary)
My commission expires: Jan. 25, 2013

Acknowledgment to Amendment No. 1

KEYBANK, N.A., as a Lender

By:	/s/ John Mc Cracken
	Name:	JOHN MC CRACKEN
	Title:	Director

Signature Page to Amendment No. 1

UNION BANK OF CALIFORNIA, N.A., as a Lender

By:	/s/ J. William Bloore
	Name:	J. William Bloore
	Title:	Vice President

Signature Page to Amendment No. 1

ING BANK N.V., as a Lender

By:	/s/ Mark Bekker
	Name:	Mark Bekker
	Title:	Director

By:	/s/ Jules Oscar E. Kollman
	Name:	Jules Oscar E. Kollman
	Title:	Managing Director

Signature Page to Amendment No. 1

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH, as a Lender

By:	/s/ Adrienne Molloy
	Name:	Adrienne Molloy
	Title:	Vice President

By:	/s/ Alex Aupoix
	Name:	Alex Aupoix
	Title:	Vice President

Signature Page to Amendment No. 1

WELLS FARGO BANK, N.A., as a Lender

By:	/s/ Thomas M. Gloger
	Name:	THOMAS M. GLOGER
	Title:	VICE PRESIDENT

Signature Page to Amendment No. 1

BAYERISCHE HYPO-UND VEREINSBANK AG, as an Acceding Lender

By:	/s/ Seeland
	Name:	Seeland
	Title:	Vice President

By:	/s/ S. Gobel
	Name:	S. Gobel
	Title:	Vice President

Signature Page to Amendment No. 1

SCHEDULE 1

CAI Foreign Subsidiaries

Container Applications International (U.K.) Limited (hereinafter “CAI UK”), United Kingdom

Container Applications International, Ltd. (hereinafer “CAI Japan”), Japan

CAIJ, a Japanese Corporation (hereinafter “CAIJ”) (not wholly-owned; 80% owned by CAI), Japan

Container Applications (Malaysia) SDN BDH (hereinafter, “CAI Malaysia”), Malaysia

Sky Container Trading Limited (hereinafter, “Sky Containers UK”), United Kingdom

Sky Domestic Container Leasing Limited (hereinafter “Sky Domestic Containers”), United Kingdom

ANNEX A

Schedule 1 (Lenders and Commitments)

LENDER; DOMESTIC LENDING OFFICE; EURODOLLAR LENDING OFFICE	Revolver Commitment	Revolver Commitment Percentage

BANK OF AMERICA, N.A. 100 Federal Street Boston, MA 02110 Telephone: (617) 434-0970 Telecopier: (617) 434-1955 Attn: Katherine Brand, Director	$45,000,000.00	16.981132075%

UNION BANK OF CALIFORNIA, N.A. 200 Pringle Avenue, Suite 500 Walnut Creek, CA 94596 Telephone: (925) 947-2439 Telecopier: (925) 943-7442 Attn: J. William Bloore, VP	$40,000,000.00	15.094339623%

ING BANK N.V. Structured Finance Bijlmerplein 888, 1102 MZ Amsterdam The Netherlands Telephone: 31-20-56-39103 Telecopier: 31-20-56-58210 Attn: Mark Bekker/Hilmar de Vries	$40,000,000.00	15.094339623%

KEYBANK, N.A. 1 Embarcadero Center Suite 1100 San Francisco, CA 94111 Telephone: (415) 486-3411 Telecopier: (415) 486-3415 Attn: John McCracken, Director	$35,000,000.00	13.207547170%

COMERICA BANK Two Embarcadero Center Suite 300 Comerica Bank San Francisco, CA 94111 Telephone: (415) 477-3286 Telecopier: (415) 477-3270 Attn: Daniel J. Grady, Vice President	$30,000,000.00	11.320754717%

CRÉDIT INDUSTRIEL ET COMMERCIAL, NEW YORK BRANCH 520 Madison Avenue New York, NY 10022 Telephone: (212) 715-4605 Telecopier: (212) 715-4535 Attn: Adrienne Molloy, Vice President	$25,000,000.00	9.433962264%

WELLS FARGO BANK N.A. 420 Montgomery Street 9th Floor San Francisco, CA 94104 Telephone: (415) 396-5939 Telecopier: (415) 421-1352 Attn: Thomas Gloger, Vice President	$25,000,000.00	9.433962264%

BAYERISCHE HYPO-UND VEREINSBANK AG 6100FSO2 Maritime Logistics Alter Wall 22 20457 Hamburg Telephone: 49 - 40 - 3692 - 4392 Telecopier: 49 - 40 - 3692 - 2516 Attn: Diana Mueller, Credit Specialist	$25,000,000.00	9.433962264%

TOTAL	$265,000,000.00	100.000000000%

ANNEX B

REVOLVING CREDIT AGREEMENT

SCHEDULE 7.19 (Subsidiaries, etc.)

7.19(a)

Direct Subsidiaries

NAME:	PLACE OF ORGANIZATION:	PRINCIPAL PLACE OF BUSINESS/REGISTERED OFFICE:
Container Applications Limited	Barbados	Chancery Chambers Chancery House High Street Bridgetown, Barbados West Indies
Sky Container Trading, Inc.	California	One Embarcadero Center Suite 2101 San Francisco, CA 94111

Indirect Subsidiaries (Subsidiaries of Container Applications Limited)

NAME:	PLACE OF ORGANIZATION:	PRINCIPAL PLACE OF BUSINESS/REGISTERED OFFICE:
Container Applications International (U.K.) Limited	England and Wales	Ground Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 4BD United Kingdom
Container Applications (Malaysia) SDN BHD	Malaysia	Suite 10.05, Level 10, Menara Trend, Intan Millennium Square, 68 Jalan Batai Laut, 41300 Klang, Selangor Darul Ehsan, Malaysia
Container Applications International Ltd.	Japan	Shinwa Building 6F 9-11 Toranomon 2-Chome Minato-Ku, Tokyo 105-0001 Japan
Sky Domestic Container Leasing Limited	England and Wales	2nd Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 BD United Kingdom
Sky Container Trading Limited	England and Wales	2nd Floor Office Suite Knight Court, 49 Crown Street Brentwood, Essex CM 14 BD United Kingdom

ANNEX C

INSTRUMENT OF ACCESSION

dated as of February 26, 2008

Reference is hereby made to the Second Amended and Restated Revolving Credit Agreement, dated as of September 25, 2007 (as amended by that certain Amendment No. 1 to that certain Second Amended and Restated Revolving Credit Agreement (the “Amendment”), dated as of February 26, 2008, and as may be further amended, restated, amended and restated, supplemented, modified and otherwise in effect from time to time, the “Credit Agreement”), by and among CAI INTERNATIONAL, INC., a Delaware corporation (“CAI”), CONTAINER APPLICATIONS LIMITED, a corporation organized under the laws of Barbados (“CAI Barbados” and, together with CAI, the “Borrowers”, and each, individually, a “Borrower”), the Guarantors thereto (each a “Guarantor” and collectively, the “Guarantors”), BANK OF AMERICA, N.A., (“Bank of America”) and the other lending institutions from time to time party to the Credit Agreement (collectively, the “Lenders”), Bank of America, as administrative agent for itself and the other Lenders (in such capacity, the “Administrative Agent”), and UNION BANK OF CALIFORNIA, N.A., as co-agent for itself and the other Lenders (in such capacity, the “Co-Agent” and together with the Administrative Agent, the “Agents”). Capitalized terms used herein and not otherwise defined shall have the meanings assigned to such terms in the Credit Agreement.

Pursuant to the terms of the Revolving Credit Increase under and as defined in the Amendment, each of the Borrowers and [                                    ] (the “Acceding Lender”) hereby agree as follows:

1.            Subject to the terms and conditions of this Instrument of Accession, the Acceding Lender hereby agrees to assume, without recourse to the Lenders or any Agent, on the Effective Date (as defined below), a Commitment of $[                        ] in accordance with the terms and conditions set forth in the Amendment. Upon such assumption, the Total Commitment shall be automatically increased by the amount of such assumption. The Acceding Lender hereby agrees to be bound by, and hereby requests the agreement of the Borrowers and the Administrative Agent that such Acceding Lender shall be entitled to the benefits of, all of the terms, conditions and provisions of the Credit Agreement as if such Acceding Lender had been one of the lending institutions originally executing the Credit Agreement as a “Lender”; provided that nothing herein shall be construed as making any Acceding Lender liable to any Borrower or the other Lenders in respect of any acts or omissions of any party to the Credit Agreement or in respect of any other event occurring prior to the Effective Date (as defined below) of this Instrument of Accession.

2.            The Acceding Lender (a) represents and warrants that (i) it is duly and legally authorized to enter into this Instrument of Accession, (ii) the execution, delivery and performance of this Instrument of Accession do not conflict with any provision of law or of the charter or by-laws of such Acceding Lender, or of any agreement binding on such Acceding Lender, (iii) all acts, conditions and things required to be done and performed and to have occurred prior to the execution, delivery and performance of this Instrument of Accession, and to render the same the legal, valid and binding obligation of such Acceding Lender, enforceable against it in accordance with its terms, have been done and performed and have occurred in due and strict compliance with all applicable laws; (b) confirms that it has received a copy of the Credit Agreement, together with copies of the most recent financial statements delivered pursuant to §8.4 thereof and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Instrument of Accession; (c) agrees that it will, independently and without reliance upon the Lenders or the Administrative Agent and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Credit Agreement; (d) appoints and authorizes the Administrative Agent to take such action as agent on its behalf and to exercise such powers under the Credit Agreement and the other Loan Documents as are delegated to the Administrative Agent by the terms thereof, together with such powers as are reasonably incidental thereto; (e) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Credit Agreement are required to be performed by it as a Lender; and (f) acknowledges that it has made arrangements with the Administrative Agent satisfactory to the Acceding Lender with respect to its pro rata share of Letter of Credit Fees in respect of outstanding Letters of Credit.

3.            The effective date for this Instrument of Accession shall be the Commitment Increase Effective Date (as defined in the Amendment). Following the execution of this Instrument of Accession by the Borrowers and the Acceding Lender, it will be delivered to the Administrative Agent and the L/C Issuer for acceptance. Upon acceptance by the Administrative Agent and the L/C Issuer, Schedule 1 to the Credit Agreement shall thereupon be replaced as of the Effective Date by the Schedule 1 annexed to the Amendment. The Administrative Agent shall thereafter notify the other Lenders of the revised Schedule 1 and the arrangements proposed to ensure that the outstanding amount of the Revolving Credit Loans made by each Lender will correspond to its pro rata share of the Total Commitment after giving effect to the accession contemplated hereby.

4.            Upon such acceptance, from and after the Effective Date, the Borrower shall make all payments in respect of the Acceding Lender’s Commitment (including payments of principal, interest, fees and other amounts) to the Administrative Agent for the account of such Acceding Lender.

5.            THIS INSTRUMENT OF ACCESSION SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

6.            This Instrument of Accession may be executed in any number of counterparts which shall together constitute but one and the same agreement. Delivery of a signature page hereto by electronic transmission shall constitute the delivery of an original signature page hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, intending to be legally bound, each of the undersigned has caused this Instrument of Accession to be executed on its behalf by its officer thereunto duly authorized, to take effect as of the Effective Date.

CAI INTERNATIONAL, INC.,
as a Borrower

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Chief Financial Officer & Secretary

CONTAINER APPLICATIONS LIMITED,
as a Borrower

By:	/s/ Victor Garcia
Name: Victor Garcia
Title: Chief Financial Officer & Secretary

BAYERISCHE HYPO-UND VEREINSBANK AG,
as Acceding Lender

By:	/s/ Seeland
Name: Seeland
Title: Vice President

By:	/s/ S. Gobel
Name: S. Gobel
Title: Vice President

Accepted and acknowledged as of the date first written above:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Matthew C. Correia
Name: Matthew C. Correia
Title: Vice President

BANK OF AMERICA, N.A., as Lender, Swing Line Lender and L/C Issuer

By:	Judith A. Huckins
Name: Judith A. Huckins
Title: Vice President